Supplement to Institutional Prospectus
HC Strategic Shares
Dated November 1, 2010 for
HC Capital Trust
The date of this Supplement is November 12, 2010
The Institutional Small Capitalization Equity Portfolio: Effective November 10, 2010, the investment advisory relationship between the Trust and Sterling Johnston Capital Management, L.P. (“Sterling Johnston”) with respect to The Institutional Small Capitalization Equity Portfolios has been terminated. Each of Frontier Capital Management Company, LLC, IronBridge Capital Management LP, Pzena Investment Management, LLC and SSgA Funds Management, Inc. continues to provide investment management services to the Portfolio. All references to Sterling Johnston are hereby deleted from this Prospectus.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.